Exhibit 99.1

                    BILL OF SALE, ASSIGNMENT, ACCEPTANCE
                          AND ASSUMPTION AGREEMENT

This BILL OF SALE, ASSIGNMENT, ACCEPTANCE AND ASSUMPTION AGREEMENT, made, executed and entered into as of December 29, 2006, by and among Technology Funding Venture Partners V Liquidating Trust (the "Assignor" or the "Trust") and Technology Funding Ltd., (the "Assignee") or its nominees, including but not limited to Technology Funding Group, LLC and/or Dakota Equities, LLC, and Technology Funding Capital Corp. ("TFCC").

                            R E C I T A L S

WHEREAS, the Liquidating Trust Agreement requires the Trustee, in its sole discretion, to liquidate the assets of the Trust as promptly as possible consistent with obtaining fair value for such assets; and

WHEREAS, the Trustee is hereby authorized to cause the Trust to sell or distribute assets to the Trustee or associated entity but only in accordance with Section 3.6 of the Liquidating Trust Agreement; and

WHEREAS, pursuant to Section 3.6, the Trustee accepted a bona fide third-party bid on October 26, 2006, from Industry Ventures Acquisition Fund II (Aperture), L.P. ("IVAF") and Industry Ventures Fund IV, L.P. ("IVF") for the acquisition and transfer of most of the Trust's remaining portfolio securities, excluding holdings in the following companies and venture capital limited partnerships:
   CareCentric Solutions, Inc.
   CheckTech Financial Corporation
   Dakota Arms, Inc.
   Dakota Holdings, LLC
   Impres Medical, Inc.
   Qualmark Inc.
   Triangle Biomedical Sciences, Inc.
   CVM Equity Fund IV, Ltd.
   El Dorado Ventures III, L.P.
   O,W&W Pacrim Investments Limited
   Spectrum Equity Ventures, L.P.
   Trinity Ventures IV, L.P.; and

WHEREAS, pursuant to Section 3.6, in the event that no bona fide offers are received after sixty (60) days of a thorough and diligent marketing effort commencing with the decision to liquidate the Partnership's assets, the Trustee or an associated entity may purchase the assets at a price no less than the current Fair Value; and

WHEREAS, an independent third-party investment bank, Burnham Securities Inc., did conduct such a thorough and diligent marketing effort and has been unable to identify any buyers for the remaining assets.

WHEREAS, pursuant to Section 3.6, the Managing General Partners have periodically updated and revised the Fair Value of each holding in order to reflect new events, changing market conditions, more experience with investee companies or additional information, any of which may require the revision of previous estimate, and the Fair Values of the assets listed above at March 31, 2006, June 30, 2006, and December 29, 2006, is attached hereto as Exhibit A; and,

WHEREAS, pursuant to Section 3.2 of the Liquidating Trust Agreement, the Trustee is granted the authority in its sole discretion on behalf of the Trust to make provision by reserve or otherwise out of the Trust Estate to meet present or future liabilities of the Trust.

NOW, THEREFORE, in consideration of the foregoing premises and for the following purchase prices:
   CareCentric Solutions, Inc. - $1
   CheckTech Financial Corporation - $1
   Dakota Arms, Inc. - $100
   Dakota Holdings, LLC - $100
   Impres Medical, Inc. - $100
   Qualmark Inc. - $1
   Triangle Biomedical Sciences, Inc. - $1
   CVM Equity Fund IV, Ltd. - $10
   El Dorado Ventures III, L.P. - $10
   O,W&W Pacrim Investments Limited - $10
   Spectrum Equity Ventures, L.P. - $10
   Trinity Ventures IV, L.P. - $10
and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

ASSIGNMENT. The Assignor does hereby convey, assign, transfer, sell and deliver unto the Assignee and its successors and assigns, forever, all of the Assignor's right, title and interest in, to and under all of the above-referenced assets of the Assignor, including without limitation any accounts receivable, limited partnership interest, beneficial interest, rights in litigation, security interests, contract rights or agreements, rights to payment or distributions or similar rights that the Assignor may possess in same (together, the "Transferred Assets").

ACCEPTANCE AND ASSUMPTION. The Assignee accepts the foregoing conveyance, assignment, transfer and delivery of the Transferred Assets and agrees to assume all liabilities and obligations relating to the Transferred Assets (the "Assumed Obligations").

TO HAVE AND TO HOLD the Transferred Assets and the Assumed Obligations unto the Assignee, its successors and assigns, FOREVER.

The Assignor hereby constitutes and appoints the Assignee and its successors and assigns as its true and lawful attorneys-in-fact in connection with the transactions contemplated by this instrument, with full power of substitution, in the name and stead of the Assignor but on behalf of and for the benefit of the Assignee and its successors and assigns, to demand and receive any and all of the assets, properties, rights and business hereby conveyed, assigned, and transferred or intended so to be, and to give receipt and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute, in the name of the Assignor or otherwise, for the benefit of the Assignee or its successors and assigns, proceedings at law, in equity, or otherwise, which the Assignee or its successors or assigns reasonably deem proper in order to collect or reduce to possession or endorse any portion of the Transferred Assets and to do all acts and things in relation to the assets which the Assignee or its successors or assigns reasonably deem desirable.

Further, Assignor does hereby convey, assign, transfer, sell and deliver unto TFCC and its successors and assigns, forever, all of the Assignor's right, title and interest in, to and under the Escrow Agreement made and entered into as of October 26, 2006 by and among Industry Ventures Acquisition Fund II (Aperture), L.P. ("IVAF"), a Delaware limited partnership, and Industry Ventures Fund IV, L.P. ("IVF") a Delaware limited partnership (IVAF and IVF are collectively referred to herein as "Purchasers"), Comerica Bank, a Michigan banking corporation (the "Escrow Holder"), Technology Funding
Partners III Liquidating Trust, a trust formed under the laws of the State of Delaware, by and through its sole trustee, Technology Funding, Inc., a California corporation (the "Trust III"), Technology Funding Venture Partners IV Liquidating Trust, a trust formed under the laws of the State of Delaware, by and through its sole trustee, Technology Funding, Inc., a California corporation ("Trust IV") and Technology Funding Venture Partners V Liquidating Trust, a trust formed under the laws of the State of Delaware, by and through its sole trustee, Technology Funding, Inc., a California corporation ("Trust V") in exchange for TFCC agreeing to perform certain tasks and make all payments to third parties in regard to the preparation of the 2006 Partnership tax return and 2006 Trust tax return and any examination therefore, preparation of all beneficiary communications and financial statements which Assignor is currently obligated to file, and payment for six years of records retention at not less than $10,000 per year as well as Assignor's obligations for indemnification or otherwise related to the current SEC examination initiated by the deficiency letter issued May 17, 2006.

The Assignor hereby constitutes and appoints TFCC and its successors and assigns as its true and lawful attorneys-in-fact in connection with the transactions contemplated in the paragraph immediately preceding, with full power of substitution, in the name and stead of the Assignor but on behalf of and for the benefit of TFCC and its successors and assigns, to demand and receive any and all of the assets, properties, rights and business hereby conveyed, assigned, and transferred or intended so to be, and to give receipt and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute, in the name of the Assignor or otherwise, for the benefit of TFCC or its successors and assigns, proceedings at law, in equity, or otherwise, which TFCC or its successors or assigns reasonably deem proper in order to collect or reduce to possession or endorse any portion of the Transferred Escrow Account and to do all acts and things in relation to the assets which TFCC or its successors or assigns reasonably deem desirable.

The instrument shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Assignor and the Assignee.

This instrument shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of law.

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale, Assignment, Acceptance and Assumption Agreement under seal on the date first above written.

                                    ASSIGNOR

                                    Technology Funding Venture Partners V
                                    Liquidating Trust
                                    By: Technology Funding, Inc. as Trustee

                                    By: /s/ Charles R. Kokesh, President


                                    ASSIGNEE

                                    Technology Funding Ltd.,

                                    By: /s/ Charles R. Kokesh, General Partner


                                    TFCC

                                    Technology Funding Capital Corp.

                                    By: /s/ Charles R. Kokesh, President